Exhibit 99.1

Ra Medical Systems Receives NYSE American Notice

CARLSBAD, Calif. (September 2, 2022) – Ra Medical Systems, Inc. (NYSE American: RMED) (“Ra Medical” or the “Company) announces that on August 31, 2022, it received a notice (the “Notice”) that the NYSE American LLC  has determined the Company’s securities have been selling at a low price per share for a substantial period of time. Pursuant to Section 1003(f)(v) of the NYSE American Company Guide, the Company’s continued listing is predicated on it effecting a reverse stock split of its common stock or otherwise demonstrating sustained price improvement within a reasonable period of time, which the NYSE American has determined to be no later than February 28, 2023.

The NYSE American acknowledged that the Company has filed a definitive proxy statement to hold a Special Meeting of Stockholders (the “Special Meeting”) on September 20, 2022, seeking stockholder authorization of a reverse stock split at a ratio of between 1-for-20 and 1-for-50. The notice has no immediate effect at these trading levels on the listing or trading of the Company’s common stock and the common stock will continue to trade on the NYSE American.

The definitive proxy statement was filed with the Securities and Exchange Commission (the “Commission”) on August 29, 2022 and is available here. The Company's stockholders of record at the close of business on the record date, July 22, 2022, are entitled to vote the shares of common stock of Ra Medical owned by them at the Special Meeting. Every stockholder's vote is important, regardless of the number of shares held, and the Company requests the prompt submission of votes.

The Special Meeting will be held virtually at 8:00 a.m. Pacific time on Tuesday, September 20, 2022. Stockholders as of the record date are invited to attend the Special Meeting by registering at www.viewproxy.com/RMED/2022 by 8:59 p.m. Pacific time on Monday, September 19, 2022. Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/RMED/2022.

If stockholders have questions or need assistance with voting, please call Alliance Advisors, LLC, the Company’s proxy solicitor, at 833-945-2699.

About Ra Medical Systems

Ra Medical Systems, Inc. is a medical device company that owns intellectual property related to an advanced excimer laser-based platform for use in the treatment of vascular immune-mediated inflammatory diseases. Its excimer laser and single-use catheter system, together referred to as the DABRA Excimer Laser System, is used as a tool in the treatment of peripheral artery disease.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Ra Medical’s future financial or operating performance, including those related to compliance with NYSE American listing requirements and the upcoming special meeting. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Ra Medical’s future expectations, strategy, plans or intentions. Ra Medical’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied by such forward-looking statements. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, the other risks and uncertainties described in Ra Medical’s news releases and filings with the Commission. Information on these and additional risks, uncertainties, and other information affecting Ra Medical’s business and operating results is contained in Ra Medical’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Commission on March 24, 2022 and as amended on July 13, 2022, Ra Medical’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed with the Commission on August 16, 2022 and in its other filings with the Commission. The forward-looking statements in this press release are based on information available to Ra Medical as of the date hereof, and Ra Medical disclaims any obligation to update any forward-looking statements, except as required by law.

Investor Relations Contact:

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

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